Exhibit 99.1

Safety Shot is the Official Recovery Drink for the Largest Events on Football’s Biggest Weekend in Las Vegas: Shaq’s Fun House, Gronk Beach, Sports Illustrated The Party, and Guy Fieri’s Flavortown Tailgate

On the weekend of February 11th sports fans and party goers alike will “REVIVE THE NIGHT AND SEIZE THE MORNING” at dedicated Safety Shot bars at Las Vegas’ hottest venues

JUPITER, FL – February 2, 2024 – Safety Shot, Inc. (Nasdaq: SHOT) today announced that Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting clarity and overall mood, is the official recovery drink for events around football’s biggest game throughout the weekend of February 11th in Las Vegas. Safety Shot will be featured at events including Shaq’s Fun House, Sports Illustrated The Party, Gronk Beach, and Guy Fieri’s Flavortown Tailgate.

Each event will have a dedicated Safety Shot bar offering free cans to all attendees and Safety Shot drinks will be at all VIP tables. The main stages at all four of the biggest game day events, Shaq’s Fun House, Gronk Beach, SI The Party and Guy’s Flavortown Tailgate, will feature Safety Shot alongside the party’s host on stage for a “Recovery Round” moment when free shots of Safety Shot will be passed out to all attendees.

“Safety Shot will be flowing at the hottest venues in Las Vegas on big game weekend. We’re super excited that attendees at the highest profile events will enjoy our wellness beverage so they can get the most out of their weekend,” stated Safety Shot’s Chief Revenue Officer, Josh Wagner. “This is our biggest brand launch event to date and it’s only fitting that it be in conjunction with the biggest names around football’s biggest game. Safety Shot will share the stage with football greats like Rob Gronkowski at Gronk Beach.”

Safety Shot is the world’s first alcohol detoxifier that reduces blood alcohol content in as little as 30 minutes. Fast acting Safety Shot reduces blood alcohol content through several factors that help process alcohol more efficiently, while also helping the body maintain hydration and improve the overall feeling of wellbeing through nootropics and vitamins.

Safety Shot is now available for purchase online at DrinkSafetyShot.com and Amazon and will soon be distributed through physical stores throughout the U.S.

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented wellness beverage on Earth that helps people feel better faster by reducing blood alcohol content, boosting clarity and overall mood. Safety Shot has been available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Investor Contact:

Phone: 561-244-7100
Email: investors@drinksafetyshot.com

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